AMENDMENT TO

AGREEMENT AND PLAN OF MERGER AGREEMENT

This Amendment (this “Amendment”) dated January 26, 2023 to the Agreement and Plan of Merger (the “PURO Merger Agreement”) dated as of December 19, 2022 by and among Applied UV, Inc., a Delaware corporation, Puro Acquisition Sub I, Inc., a Colorado corporation, Puro Acquisition Sub II, LLC, a Delaware limited liability company, Puro Lighting, LLC, a Colorado limited liability company, Brian Stern, an individual, Andrew Lawrence, an individual, and Brian Stern, as Member Representative. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the PURO Merger Agreement. The Parent, the Merger Subs, PURO, the PURO Members and the Member Representative are collective referred to herein as, the “Parties.”

RECITALS

WHEREAS, the Parties desire to amend certain provisions of the PURO Merger Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:

1. Amendments. The PURO Merger Agreement is hereby amended as follows:

(a) Section 3.7(b)(xiv). Section 3.7(b)(xiv) of the PURO Merger Agreement is hereby deleted in its entirety.

(b) Schedule I. Schedule I to the PURO Merger Agreement is hereby amended and restated in its entirety and replaced with Schedule I set forth on Exhibit A attached hereto.

(c) Schedule II. Schedule II to the PURO Merger Agreement is hereby amended and restated in its entirety and replaced with the Schedule II set forth on Exhibit B attached hereto.

2. Entire Agreement; Assignment. This Amendment together with the Puro Merger Agreement (including the Schedules, Transaction Documents and the other documents, and the instruments referred to herein or therein that are to be executed and delivered in connection therewith) (a) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof, and (b) shall not be assigned by operation of law or otherwise, except that the Parent may, at any time, in its sole discretion, assign, in whole or in part, its rights and obligations pursuant to this Amendment to one or more of its Affiliates.

3. Validity. The invalidity or unenforceability of any provision of this Amendment shall not affect the validity or enforceability of any other provisions of this Amendment, each of which shall remain in full force and effect.

4. Headings; Construction. The descriptive headings of the Sections of this Amendment are inserted for convenience only and do not constitute a part of this Amendment.

5. Governing Law; Waiver of Jury Trial. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE TO BE APPLIED. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT SUCH PARTY MAY LEGALLY AND EFFECTIVELY DO SO, TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING HEREUNDER.

6. Consent to Jurisdiction. EACH PARTY HERETO AGREES AND CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY COURT SITTING IN the State of DELAWARE AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE (IF FEDERAL JURISDICTION EXISTS), AND ANY APPLICABLE APPELLATE COURTS, WITH RESPECT TO ALL MATTERS RELATING TO THIS AMENDMENT AND TO THE TRANSACTIONS CONTEMPLATED HEREBY, WAIVES ALL OBJECTIONS BASED ON LACK OF VENUE AND FORUM NON CONVENIENS, AND IRREVOCABLY CONSENTS TO THE PERSONAL JURISDICTION OF ALL SUCH COURTS.

7. Arbitration.

(a) Any dispute, controversy, or claim involving any party hereto or its Affiliates arising out of or relating to this Amendment (a “Dispute”), shall first be submitted to a senior business person of the Parent, a Founder, each with authority to resolve the Dispute. If such Persons cannot resolve the Dispute within thirty (30) days after notice of a Dispute, the Dispute shall be referred to and finally resolved by arbitration in New York, New York in accordance with the Rules of Arbitration of the International Chamber of Commerce for the time being in force, which rules are deemed to be incorporated by reference in this clause. The tribunal shall consist of one (1) arbitrator (the “Tribunal”). Each party shall select one independent, impartial, and conflicts-free neutral, and those two neutrals will select the sole arbitrator, who will be independent, impartial, and conflicts-free. None of the neutrals selected may be current or former employees, officers, or directors of each party, its subsidiaries, or Affiliates. The language of the arbitration shall be English and shall be conducted over the course of consecutive business days and weeks.

(b) The Panel shall decide the Dispute in accordance with the substantive law of Colorado. THE TRIBUNAL SHALL NOT AWARD EITHER PARTY NON-COMPENSATORY, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, OR EXEMPLARY DAMAGES, EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW, UNLESS SUCH PARTY IS SEEKING SUCH TYPE OF DAMAGES ON THE BASIS THAT IT WAS REQUIRED TO PAY SUCH TYPE OF DAMAGES TO A THIRD PARTY. The award of the Tribunal may be entered in any court of competent jurisdiction.

(c) The costs of the arbitration including the fees and expenses of the Tribunal and reasonable attorneys’ fees and expenses shall be borne by the non-prevailing party and awarded by the Tribunal in the award. In determining the reasonableness of the attorneys’ fees, the Tribunal shall take into account all relevant facts and circumstances, including but not limited to the amount of damages sought and the amount of the award.

8. Counterparts. For the convenience of the parties hereto, this Amendment may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. Delivery and execution of an executed counterpart of a signature page to this Amendment by facsimile, .pdf file, or other means of electronic execution or transmission shall be effective as delivery of a manually executed counterpart to this Amendment.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Effective Date.

PARENT

APPLIED UV, INC.,

a Delaware corporation

By:/s/ Max Munn

Name: Max Munn

Title: President

PURO SUB I

PURO ACQUISITION SUB I, INC.,

a Colorado corporation

By: /s/ Max Munn

Name: Max Munn

Title: President

PURO SUB II

PURO ACQUISITION SUB II, LLC,

a Colorado limited liability company

By: /s/ Max Munn

Name: Max Munn

Title: Manager

PURO

PURO LIGHTING, LLC,

a Colorado limited liability company

By:/s/ Brian Stern

Name: Brian Stern

Title: Manager

PURO MEMBERS

/s/ Brian Stern

Brian Stern, an individual

/s/ Andrew Lawrence

Andrew Lawrence, an individual

MEMBER REPRESENTATIVE

/s/ Brian Stern

Brian Stern, an individual

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EXHIBIT A

SCHEDULE I

(See attached.)

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EXHIBIT B

SCHEDULE II

(See attached.)

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